SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 24, 2003

(Date of Report (Date of Earliest Event Reported))

iSTAR FINANCIAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-15371	95-6881527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 27th Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 930-9400
(Registrant’s Telephone Number, Including Area Code)

Item 5.                Other Events

On September 25, 2003, iStar Financial Inc. (the “Company”) filed a Prospectus Supplement, dated September 24, 2003, to the Prospectus dated July 8, 2003, included as part of the Registration Statement on Form S-3 of the Company (File No. 333-105945), relating to the offering of 4,000,000 shares of the Company’s 7.8% Series F Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Preferred Stock”).  On September 24, 2003, the Company entered into a Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc. (the “Underwriters”), relating to the offering and sale by the Underwriters of the Preferred Stock.

Item  7.               Exhibits

The following exhibits are filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, File No. 333-105945, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

Exhibit Number	Exhibit

1.1	Purchase Agreement between iStar Financial Inc. and the Underwriters dated September 24, 2003.

3.1	Articles Supplementary relating to the Series F Preferred Stock.

4.1	Form of 7.8% Series F Cumulative Redeemable Preferred Stock Certificate, incorporated herein by reference to Exhibit 4 to the Company’s Form 8-A filed on September 25, 2003.

5.1	Opinion of Clifford Chance US LLP regarding the legality of the Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date: September 29, 2003	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement between iStar Financial Inc. and the Underwriters dated September 24, 2003.

3.1	Articles Supplementary relating to the Series F Preferred Stock.

4.1	Form of 7.8% Series F Cumulative Redeemable Preferred Stock Certificate, incorporated herein by reference to Exhibit 4 to the Company’s Form 8-A filed on September 25, 2003.

5.1	Opinion of Clifford Chance US LLP regarding the legality of the Preferred Stock.